UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	XTNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[  ]

Item 7.01.	Regulation FD Disclosure.

Representatives of Xtant Medical Holdings, Inc. (the “Company”) intend to make presentations at investor conferences and in other forums and these presentations may include the information contained in Exhibit 99.1 attached to this Current Report on Form 8-K (the “Investor Presentation”). A copy of the Investor Presentation containing such information that may be disclosed by the Company is attached as Exhibit 99.1 to this report and the information set forth therein is incorporated herein by reference and constitutes a part of this report. The Company intends to disclose the information contained in the Investor Presentation, in whole or in part, and with updates and possibly modifications, in connection with presentations to investors, analysts and others and on its corporate website.

The Company is furnishing the information contained in Exhibit 99.1 pursuant to Regulation FD and Item 7.01 of Form 8-K promulgated by the Securities and Exchange Commission (“SEC”). This information shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

The information contained in Exhibit 99.1 is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in Exhibit 99.1, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. By filing this report and furnishing this information, the Company makes no admission as to the materiality of any information contained in this report, including Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in the Investor Presentation may be regarded as “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Certain forward-looking statements discuss the Company’s expectations, beliefs, plans, strategies and intentions, and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “expects,” “may,” “will,” “believes,” “should,” “would,” “could,” “approximately,” “anticipates,” “estimates,” “targets,” “intends,” “likely,” “projects,” “positioned,” “strategy,” “future,” and “plans.” In addition, these words may use the positive or negative or other variations of those terms. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, statements about anticipated future operating and financial performance, financial position and liquidity, business strategies, new product development and introduction, regulatory and competitive outlook, investment and expenditure plans, capital and financing needs and availability, plans and objectives of management for future operations, future business development and growth initiatives, and other similar forecasts and statements of expectation and statements of assumption underlying any of the foregoing.

A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances and those future events or circumstances may not occur. Investors should not place undue reliance on forward-looking statements, which speak only as of the date of the Investor Presentation. The forward-looking statements contained in the Investor Presentation are based on currently available operating, financial and competitive information and management’s current expectations and beliefs concerning future developments and their potential effects on the Company. These forward-looking statements involve a number of risks, uncertainties, or assumptions, many of which are beyond the Company’s control, which may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, continued risks and uncertainties surrounding the COVID-19 pandemic and its effects on the Company’s business, operating results and financial condition; the Company’s future operating results and financial performance; the effect of economic conditions; the ability to increase or maintain revenue, including the success of the Company’s growth initiatives to stabilize and increase revenues; the ability to remain competitive; the ability to innovate and develop new products; the ability to attract, engage and retain independent distributors and other qualified personnel; the ability to obtain and maintain regulatory approvals and comply with government regulations; government and third-party coverage and reimbursement for Company products; the effect of product liability claims and other litigation to which the Company may be subject; the effect of future product recalls and defects; the ability to obtain and protect Company intellectual property and proprietary rights and operate without infringing the rights of others; the ability to retain and recruit independent sales agents; the ability to service Company debt and comply with debt covenants; the ability to raise additional financing; and other factors described in the “Part I. Item 1.A. Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as supplemented by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company is including this cautionary statement to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation (furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

		By:	/s/ Sean E. Browne
Sean E. Browne
President and Chief Executive Officer
Date:	May 20, 2021